                                                                   Exhibit 99.1

                    REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS

To Invitrogen Corporation:

We have audited the accompanying balance sheets of Research Genetics Incorporated, an Alabama corporation, as of December 31, 1998 and 1997, and the related statements of income, shareholders' equity and cash flows for the years then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Research Genetics Incorporated as of December 31, 1998 and 1997, and the results of its operations and its cash flows for the years then ended in conformity with generally accepted accounting principles in the United States.

                                                  ARTHUR ANDERSEN LLP

Birmingham, Alabama
February 3, 2000

                            RESEARCH GENETICS, INC.

                                 BALANCE SHEETS

                        AS OF DECEMBER 31, 1998 AND 1997

                                                                 1998          1997
                                                              -----------   -----------
                           ASSETS

Current assets:
  Cash......................................................  $    13,185   $    15,849
  Accounts receivable, net of allowance for doubtful
    accounts of $350,000 and $250,000, respectively.........    2,728,952     2,246,822
  Inventory.................................................      572,941       307,654
  Prepaid and other assets..................................      139,202        90,685
  Deferred income taxes.....................................      289,562       139,960
                                                              -----------   -----------
    Total current assets....................................    3,743,842     2,800,970
                                                              -----------   -----------

Property and equipment, net.................................    8,770,317     7,008,693
                                                              -----------   -----------

Other assets:
  Deposits and other........................................      604,171       252,678
  Intangibles, net..........................................      271,943            --
  Note receivable...........................................      183,000       183,000
                                                              -----------   -----------
    Total other assets......................................    1,059,114       435,678
                                                              -----------   -----------
    Total assets............................................  $13,573,273   $10,245,341
                                                              ===========   ===========

            LIABILITIES AND SHAREHOLDERS' EQUITY

Current liabilities:
  Line of credit............................................  $   190,000   $   573,794
  Accounts payable..........................................    1,346,279       561,447
  Accrued expenses..........................................      252,734       181,847
  Income tax payable........................................      199,959       172,738
  Current portion of industrial development bonds...........      240,000       225,000
  Current portion of notes payable..........................      562,347       551,145
                                                              -----------   -----------
    Total current liabilities...............................    2,791,319     2,265,971
                                                              -----------   -----------

Other liabilities:
  Deferred income taxes.....................................      322,435       245,825
  Notes payable, net of current portion.....................    4,037,130     1,907,946
  Industrial development bonds, net of current portion......    2,880,000     3,120,000
                                                              -----------   -----------
    Total other liabilities.................................    7,239,565     5,273,771
                                                              -----------   -----------
    Total liabilities.......................................   10,030,884     7,539,742
                                                              -----------   -----------

Shareholders' equity:
  Common stock, $.10 par, 100,000 shares authorized, 50,000
    issued and outstanding..................................        5,000         5,000
  Additional paid in capital................................    1,719,515     1,514,515
  Retained earnings.........................................    1,817,874     1,186,084
                                                              -----------   -----------
    Total shareholders' equity..............................    3,542,389     2,705,599
                                                              -----------   -----------
    Total liabilities and shareholders' equity..............  $13,573,273   $10,245,341
                                                              ===========   ===========

   The accompanying notes are an integral part of these financial statements.

                            RESEARCH GENETICS, INC.

                              STATEMENTS OF INCOME

                 FOR THE YEARS ENDED DECEMBER 31, 1998 AND 1997

                                                                 1998          1997
                                                              -----------   -----------
Sales, net..................................................  $17,006,280   $14,331,116
  Cost of sales.............................................    7,282,954     6,839,592
                                                              -----------   -----------
Gross profit................................................    9,723,326     7,491,524
  Selling expenses..........................................    1,812,571     1,630,175
  Research and development expenses.........................    2,635,309     1,721,718
  Operating expenses........................................    3,005,939     2,251,762
                                                              -----------   -----------
Income from operations......................................    2,269,507     1,887,869
  Other income (expense):
      Interest and other income.............................      258,829        25,201
      Interest expense......................................     (455,521)     (456,276)
      Loss on investment....................................     (205,000)           --
                                                              -----------   -----------
      Total other income (expense)..........................     (401,692)     (431,075)
                                                              -----------   -----------
Income before taxes.........................................    1,867,815     1,456,794
  Provision for income taxes................................      578,695       474,385
                                                              -----------   -----------
Net income..................................................  $ 1,289,120   $   982,409
                                                              ===========   ===========

   The accompanying notes are an integral part of these financial statements.

                            RESEARCH GENETICS, INC.

                       STATEMENTS OF SHAREHOLDERS' EQUITY

                 FOR THE YEARS ENDED DECEMBER 31, 1998 AND 1997

                                               COMMON STOCK       ADDITIONAL
                                            -------------------    PAID-IN      RETAINED
                                             SHARES     AMOUNT     CAPITAL      EARNINGS      TOTAL
                                            --------   --------   ----------   ----------   ----------
Balance, December 31, 1996................   50,000     $5,000    $1,367,612   $  544,085   $1,916,697

  Contribution............................                           146,903                   146,903
  Dividends paid..........................                                       (340,410)    (340,410)
  Net income..............................       --         --            --      982,409      982,409
                                             ------     ------    ----------   ----------   ----------
Balance, December 31, 1997................   50,000      5,000     1,514,515    1,186,084    2,705,599

  Contribution............................       --         --       205,000           --      205,000
  Dividends paid..........................                                       (657,330)    (657,330)
  Net income..............................       --         --            --    1,289,120    1,289,120
                                             ------     ------    ----------   ----------   ----------
Balance, December 31, 1998................   50,000     $5,000    $1,719,515   $1,817,874   $3,542,389
                                             ======     ======    ==========   ==========   ==========

   The accompanying notes are an integral part of these financial statements.

                            RESEARCH GENETICS, INC.

                            STATEMENTS OF CASH FLOWS

                 FOR THE YEARS ENDED DECEMBER 31, 1998 AND 1997

                                                                  1998          1997
                                                              ------------   -----------
Cash flows from operating activities:
  Net income................................................  $  1,289,120   $   982,409
  Adjustments to reconcile net income to net cash provided
    by operating activities:
    Depreciation and amortization...........................     1,270,459     1,009,882
    Gain on sales of property and equipment.................        (4,287)           --
  Changes in:
    Accounts receivable.....................................      (482,130)     (656,103)
    Inventory...............................................      (265,287)     (111,782)
    Prepaid and other assets................................       (48,517)         (519)
    Deferred taxes..........................................      (149,602)     (139,960)
    Deposits and other......................................      (351,493)      (44,707)
    Accounts payable........................................       784,832       (21,612)
    Accrued expenses and other..............................        70,887       125,155
    Income tax payable......................................        27,221       121,961
    Deferred tax liability..................................        76,610        41,815
                                                              ------------   -----------
      Net cash provided by operating activities.............     2,217,813     1,306,539
                                                              ------------   -----------

Cash flows from investing activities:
  Property and equipment purchased..........................    (3,040,827)   (1,586,751)
  Proceeds from sales of property and equipment.............        90,718            --
  Purchase of intangibles...................................      (349,630)           --
                                                              ------------   -----------
      Net cash used by investing activities.................    (3,299,739)   (1,586,751)
                                                              ------------   -----------
Cash flows from financing activities:
  Dividends paid............................................      (657,330)     (340,410)
  Capital contribution......................................       205,000       146,903
  Bond payments.............................................      (225,000)     (215,000)
  Proceeds from notes payable...............................     3,408,165     1,086,391
  Principal payments on notes payable.......................    (1,267,779)     (945,967)
  Proceeds from lines of credit.............................     9,865,556     3,526,794
  Payments on lines of credit...............................   (10,249,350)   (3,353,000)
                                                              ------------   -----------
      Net cash provided by (used) financing activities......     1,079,262       (94,289)
                                                              ------------   -----------
Net decrease in cash balance................................        (2,664)     (374,501)
Beginning cash balance......................................        15,849       390,350
                                                              ------------   -----------
Ending cash balance.........................................  $     13,185   $    15,849
                                                              ============   ===========

   The accompanying notes are an integral part of these financial statements.

                            RESEARCH GENETICS, INC.

                         NOTES TO FINANCIAL STATEMENTS

                           DECEMBER 31, 1998 AND 1997

1.  BUSINESS ACTIVITY AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

BUSINESS ACTIVITY

    Research Genetics Incorporated (the "Company") was incorporated in the state of Alabama on June 1, 1994. The Company operates in one business segment which develops, manufactures and sells products designed to facilitate molecular biology research. The Company sells its products to researchers at universities, corporations and research institutions primarily throughout North America, the Pacific Rim and Europe.

CONCENTRATIONS OF CUSTOMERS RISK

    Substantially all of the Company's revenues during the years ended December 31, 1998 and 1997 were derived from university and research institutions which management believes are, to some degree, directly or indirectly supported by the U.S. Government. A change in current research fundings, particularly with respect to the National Institutes of Health and the National Cancer Institute, may have an adverse impact on the Company's future results of operations.

REVENUE RECOGNITION

    Revenues from product sales are recognized upon shipment to the customer. The Company generally does not receive material upfront fees; those that are received are deferred and recognized when product is shipped to the customer or when services are rendered. Grant revenue is recorded as earned, as defined within the specific agreements, and is not refundable. Grant revenue was $58,505 and $466,402 in 1998 and 1997, respectively. Cost of grant revenue is included in research and development. Royalty revenue is recognized when earned, generally upon the receipt of cash, and is not refundable.

CASH AND CASH EQUIVALENTS

    The Company considers all highly liquid investments with an original maturity of three months or less to be cash equivalents. Cash equivalents at December 31, 1998 and 1997 consist primarily of funds held by an FDIC insured financial institution.

INVENTORIES

    Inventories are stated at lower of cost (first-in, first-out method) or market. The Company reviews the components of its inventory on a quarterly basis for excess, obsolete and impaired inventory and makes appropriate dispositions as obsolete stock is identified.

PROPERTY AND EQUIPMENT

    Property and equipment is stated at cost and depreciated over the estimated useful lives of the assets (3 to 39 years) using the straight-line method. Amortization of leasehold improvements is computed on the straight-line method over the shorter of the lease term or the estimated useful lives of the assets. Maintenance and repairs are charged to operations as incurred. When assets are sold, or otherwise disposed of, the cost and related accumulated depreciation are removed from the accounts and any gain or loss is included in operations.

                            RESEARCH GENETICS, INC.

                           DECEMBER 31, 1998 AND 1997

1.  BUSINESS ACTIVITY AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

INTANGIBLES

    Intangibles consist of genome libraries. The Company amortizes these genome libraries on a straight-line basis over three years.

LONG-LIVED ASSETS

    The Company has adopted Statement of Financial Accounting Standards No. 121, "Accounting for the Impairment of Long-Lived Assets." The statement requires that long-lived assets and certain identifiable intangibles to be held and used by an entity be reviewed for possible impairment whenever events or changes in circumstances indicate that the carrying amount of an asset may not be fully recoverable. The Company periodically re-evaluates the original assumptions and rationale utilized in the establishment of the carrying value and estimated lives of its long-lived assets. The criteria used for these evaluations include management's estimate of the asset's continuing ability to generate income from operations and positive cash flow in future periods as well as the strategic significance of any intangible asset in the Company's business objectives.

RESEARCH AND DEVELOPMENT COSTS

    All research and development costs are charged to operations as incurred.

FAIR VALUE OF FINANCIAL INSTRUMENTS

    The carrying amounts of all receivables, payables and accrued balances approximate fair value due to the short-term nature of such instruments. The carrying amount of the line of credit approximates fair value due to the floating rate on such instruments. The carrying value of long-term debt with fixed payment terms approximates fair value.

INCOME TAXES

    The Company uses the liability method of accounting for income taxes in accordance with Statement of Financial Statement Accounting Standards No. 109, "Accounting for Income Taxes." Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes, using enacted tax rates in effect for the year in which the differences are expected to reverse. Valuation allowances are established, when necessary, to reduce deferred tax assets to the amount expected to be realized.

USE OF ESTIMATES

    The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

                            RESEARCH GENETICS, INC.

                           DECEMBER 31, 1998 AND 1997

1.  BUSINESS ACTIVITY AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

RECENT ACCOUNTING PRONOUNCEMENTS

    In December 1999, the Securities and Exchange Commission ("SEC") issued Staff Accounting Bulletin ("SAB") No. 101, "Revenue Recognition in Financial Statements." This SAB summarizes the SEC's view in applying generally accepted accounting principles to revenue recognition in financial statements. This SAB is effective for all registrants during the first quarter of fiscal 2000. Management has reviewed the impact of SAB 101 on the Company's financial statements, and does not believe that its adoption will have a material impact on the Company's financial statements.

2.  RELATED PARTY TRANSACTIONS

    Related party transactions consist of minor pass-through arrangements with various start-up biotech companies in which the Company's chief executive officer and majority shareholder holds a nominal equity interest.

3.  INVENTORIES

    Inventories include material, labor and overhead costs, and consist of the following at December 31, 1998 and 1997:

                                                            1998       1997
                                                          --------   --------
Raw materials and components............................  $177,294   $168,469
Work in process.........................................    98,547         --
Finished goods..........................................   297,100    139,185
                                                          --------   --------
                                                          $572,941   $307,654
                                                          ========   ========

4.  PROPERTY AND EQUIPMENT

    Property and equipment consist of the following at December 31, 1998 and 1997:

                                                          1998         1997
                                                       ----------   ----------
Land.................................................  $1,891,350   $1,376,328
Building.............................................   3,126,655    2,978,667
Machinery and equipment..............................   8,009,733    5,932,071
Leasehold improvements...............................     548,692      457,848
                                                       ----------   ----------
                                                       13,576,430   10,744,914
Accumulated depreciation and amortization............   4,806,113    3,736,221
                                                       ----------   ----------
                                                       $8,770,317   $7,008,693
                                                       ==========   ==========

5.  NOTES RECEIVABLE

    The Company holds two note receivable totaling $108,000 and $75,000 as of December 31, 1998 and 1997. The promissory notes originated in 1996, are unsecured, bear annual interest of eight percent and are due in full in September 2000 and December 2001, respectively.

                            RESEARCH GENETICS, INC.

                           DECEMBER 31, 1998 AND 1997

6.  RETIREMENT PLAN

    The Company has a 401(k) profit sharing plan that covers all employees who meet the minimum participation requirements. For those employees participating, annual compensation may be deferred up to the maximum prescribed by the Internal Revenue Code. The Company contributes an amount equal to 50% of the first 5% of the participating employee's pre-tax contribution. Matching contributions for the year ended December 31, 1998 and December 31, 1997 were $71,217 and $48,515, respectively.

                            RESEARCH GENETICS, INC.

                           DECEMBER 31, 1998 AND 1997

7.  LINES OF CREDIT AND NOTES PAYABLE

                                                              DECEMBER 31,   DECEMBER 31,
                                                                  1998           1997
                                                              ------------   ------------
SouthTrust Bank, $1,000,000 line of credit available,
  payable June 2000, plus interest at a fixed rate of 7.25%.
  The line of credit note is collateralized by a Security
  Agreement covered by property and equipment...............   $  543,115     $       --

SouthTrust Bank, $1,500,000 line of credit available,
  payable January 1999, plus interest at the bank's base
  rate, 7.75% at December 31, 1998. The line of credit note
  is collateralized by a Security Agreement covered by
  equipment, inventory and accounts receivable..............      190,000             --

SouthTrust Bank, $1,250,000 line of credit available,
  payable April 1998, plus interest at the bank's base rate.
  The line of credit note is collateralized by a Security
  Agreement covered by equipment............................           --        476,794

SouthTrust Bank, $800,000 line of credit available, payable
  October 1998, plus interest at the bank's base rate. The
  line of credit note is collateralized by accounts
  receivable and inventory..................................           --         97,000

SouthTrust Bank, note payable in monthly installments of
  $15,800 through June 1999 including interest at 7.75%,
  collateralized by a General Security Agreement covered by
  machinery and equipment...................................      121,836        293,031

SouthTrust Bank, note payable in monthly installments of
  $9,282 through October 2008 including interest at 7.75%,
  collateralized by a General Security Agreement covered by
  land......................................................    1,457,488             --

SouthTrust Bank, note payable in monthly installments of
  $4,520 through April 2003 including interest at 9%,
  collateralized by a General Security Agreement covered by
  land......................................................           --        227,737

SBA & SouthTrust Bank, note payable in monthly installments
  of $1,709 through May 2011 including interest at 8.9%,
  collateralized by a General Security Agreement covered by
  land......................................................           --        147,098

Note payable to an individual, payable in monthly
  installments of $2,437 through August 2012 including
  interest at 8.5%, collateralized by a General Security
  Agreement covered by land.................................           --        216,056

SouthTrust Bank, note payable in monthly installments of
  $7,500 through April 1998 including interest at 8.5%,
  collateralized by a General Security Agreement covered by
  machinery and equipment...................................           --         28,746

SBA & SouthTrust Bank, note payable in monthly installments
  of $2,250 through May 2002 including interest at 7.75%,
  collateralized by mortgage on building, machinery and
  equipment. A life insurance policy of $200,000 is also
  pledged as security.......................................      111,665        129,782

                            RESEARCH GENETICS, INC.

                           DECEMBER 31, 1998 AND 1997

7.  LINES OF CREDIT AND NOTES PAYABLE (CONTINUED)

                                                              DECEMBER 31,   DECEMBER 31,
                                                                  1998           1997
                                                              ------------   ------------
SouthTrust Bank, note payable in monthly installments of
  $11,465 through June 2003 including interest at 8.5%,
  collateralized by a General Security Agreement covered by
  machinery and equipment...................................      515,341        611,444

SouthTrust Bank, note payable in monthly installments of
  $10,578 through June 2004 including interest at 8.75%,
  collateralized by equipment...............................      550,860        625,307

SouthTrust Bank, note payable in monthly installments of
  $18,929 through October 2005 including interest at 7.0%.
  The note is collateralized by a Security Agreement covered
  by property and equipment.................................    1,226,847             --

Perkin-Elmer, note payable in monthly installments of $6,511 through December 1999 including interest at 11.6%,
  collateralized by equipment...............................       55,860        123,186

IKON Capital Resource, note payable in monthly installments
  of $503 through March 1999 including interest at 18.2%,
  collateralized by equipment...............................        1,465          6,704

Note payable to an individual due January 2002, interest at
  9.6% payable monthly, unsecured...........................       15,000         50,000
                                                               ----------     ----------

                                                                4,789,477      3,032,885

Less Current Portion of Lines of Credit and Notes Payable...     (752,347)    (1,124,939)
                                                               ----------     ----------

Long-Term Portion of Lines of Credit and Notes Payable......   $4,037,130     $1,907,946
                                                               ==========     ==========

    Lines of credit and notes payable mature as follows:

YEAR ENDED DECEMBER 31
----------------------
1999....................................................  $  752,347
2000....................................................     974,577
2001....................................................     466,684
2002....................................................     546,758
2003....................................................     452,055
Thereafter..............................................   1,597,056
                                                          ----------
                                                          $4,789,477
                                                          ==========

    Substantially all of the Company's accounts receivable, inventory, property and equipment are pledged as security on the above notes.

    The above notes contain various financial covenants. As of December 31, 1998 and 1997, the Company was in compliance with its various financial covenants.

                            RESEARCH GENETICS, INC.

                           DECEMBER 31, 1998 AND 1997

8.  BONDS PAYABLE

    The Company has an outstanding loan agreement with the State Industrial Development Authority, a public corporation of the State of Alabama, for the repayment of certain Variable Rate Industrial Development Revenue Bonds issued for the benefit of the Company. The note securing the loan agreement bears interest at a rate which varies weekly with prevailing market conditions. Interest is payable monthly and principal is due annually on January 1. The principal amount of the bonds was $3,120,000 at December 31, 1998.

    In addition, the Company has a reimbursement agreement with SouthTrust Bank which provides a letter of credit related to the above mentioned bonds. The amount of such letter of credit was $3,176,416 at December 31, 1998. The Company pays an annual fee of 1.25% of the outstanding letter of credit. The credit agreement provides for certain financial covenants to be met through the year 2000. This letter of credit is personally guaranteed by the Company's majority stockholder. The Company also pays an annual remarketing fee equal to 0.12% of the outstanding bond principal balance.

    Improvements and equipment acquired with the bond proceeds become the property of the Industrial Development Board of the City of Huntsville. The Company has entered into a lease arrangement with the Board whereby the property is leased for one dollar per year through January 1, 2008. The Company has an option to purchase the property from the Board for one hundred dollars.

    The bonds mature as follows:

YEAR ENDED DECEMBER 31
----------------------
1999....................................................  $  240,000
2000....................................................     255,000
2001....................................................     270,000
2002....................................................     280,000
2003....................................................     295,000
Thereafter..............................................   1,780,000
                                                          ----------
                                                          $3,120,000
                                                          ==========

                            RESEARCH GENETICS, INC.

                           DECEMBER 31, 1998 AND 1997

9.  INCOME TAXES

    Significant components of the Company's deferred tax assets and liabilities are as follows at December 31, 1998 and 1997:

                                                          1998        1997
                                                        ---------   ---------
Deferred tax assets:
  Various accruals....................................  $  68,000   $  43,000
  Bad debt reserve and other reserves.................    141,000      93,000
  Other...............................................     81,000       4,000
                                                        ---------   ---------
Total deferred tax assets.............................    290,000     140,000

Deferred tax liabilities:
  Depreciation and amortization.......................   (322,000)   (246,000)
                                                        ---------   ---------
Net deferred tax liability............................  $ (32,000)  $(106,000)
                                                        =========   =========

    The provision for income taxes is based on results of operations, reduced by the available research and development credit and state tax credit, and consists of the following for the years ended December 31, 1998 and 1997:

                                                            1998       1997
                                                          --------   --------
Current:
  Federal...............................................  $454,000   $342,000
  State.................................................    51,000     34,000
                                                          --------   --------
Total current provision.................................   505,000    376,000

Deferred:
  Federal...............................................    68,000     89,000
  State.................................................     6,000      9,000
                                                          --------   --------
Total deferred provision................................    74,000     98,000
                                                          --------   --------
Total provision.........................................  $579,000   $474,000
                                                          ========   ========

    The provision for income taxes differs from the amount computed by applying the federal statutory rate to the Company's income before the provision for income taxes as follows for the years ended December 31, 1998 and 1997:

                                                           1998        1997
                                                         ---------   --------
Federal tax provision at statutory rate................  $ 635,000   $495,000
State tax, net of federal benefit......................     62,000     48,000
Research and development and other credits.............   (132,000)   (83,000)
Other..................................................     14,000     14,000
                                                         ---------   --------
Provision for income taxes.............................  $ 579,000   $474,000
                                                         =========   ========

                            RESEARCH GENETICS, INC.

                           DECEMBER 31, 1998 AND 1997

10.  COMMITMENTS AND CONTINGENCIES

    The Company is at times subject to pending and threatened legal actions that arise out of the normal course of business. In the opinion of management, based in part on the advice of legal counsel, the ultimate disposition of these matters will not have a material adverse effect on the financial position or results of operations of the Company.

11.  SUBSEQUENT EVENT

    On February 2, 2000, the Company was acquired by Invitrogen Corporation in exchange for 3,200,000 shares of Invitrogen common stock.